Exhibit 99.1

WaveDancer Announces Merger Agreement with Firefly Neuroscience

– Merger to create NASDAQ-listed, commercial-stage AI-Enabled medical technology company focused on bringing FDA-cleared Brain Network Analytics platform to NASDAQ Capital Markets

FAIRFAX, Va., Nov 16, 2023 -- WaveDancer, Inc. (“WaveDancer”) (NASDAQ: WAVD) today announced that it has entered into a definitive merger agreement with privately held, commercial-stage, medical technology company, Firefly Neuroscience, Inc. (“Firefly”), to combine the companies in an all-stock transaction. The combined company will focus on continuing to develop and commercialize Firefly’s Artificial Intelligence driven Brain Network Analytics (BNA™) platform, which was previously cleared by the U.S. Food and Drug Administration (“FDA”). Upon closing, which is currently expected in Q1-2024, the combined company is expected to operate under the name Firefly Neuroscience, Inc., and trade on the Nasdaq Capital Market.

“This transaction comes at an important time for Firefly as we accelerate the commercialization of our BNA™ platform,” said Jon Olsen, Chief Executive Officer of Firefly. “Based on the world’s largest medical-grade standardized database of electroencephalogram recordings, BNA™ is the first practical and feasible way for front-line clinicians to objectively measure brain function. As such, we believe the platform has the potential to improve patient management and develop biomarkers and companion diagnostics that will enable drug developers to bring more efficacious therapies to market faster and at a reduced clinical development cost. As a publicly traded company, we can continue to drive innovation and bolster our commercialization efforts while providing existing and new shareholders with the opportunity to participate in our growth story.”

Jamie Benoit, Chief Executive Officer and Chairman of WaveDancer, commented, “Following a strategic review and analysis of our long-term prospects as a publicly-traded company, the Board determined that this merger is in the best interests of WaveDancer’s stockholders and an attractive opportunity to realize significant value as Firefly pursues multiple market opportunities for its BNA™ platform. Firefly has emerged from the rigorous FDA approval process and its BNA™ platform has been subjected to comprehensive academic peer-review. We believe these factors contribute to a competitive advantage for Firefly and position it as a unique public company.”

About Firefly’s Brain Network Analytics (BNA™) platform

BNA™ is an FDA-cleared, cloud-based, AI-powered platform used to objectively assess brain function by comparing patient electroencephalograms (EEGs) with a proprietary database of standardized, high-definition EEGs and behavioral data. BNA™ is used by psychiatrists and neurologists in the United States to support the diagnosis of mental illnesses and cognitive disorders; optimize treatment care pathways; and improve patient compliance to therapy. Real-world clinical use has shown that when BNA™ is used as part of patient management, patients showed improved response rates; enhanced therapy compliance; and reduced non-responder rates and need for medication switching.1

Biotechnology and pharmaceutical companies use BNA™ to support drug development decisions, including selecting an optimal dose and measuring cognitive effect.

The economic burden of people suffering from depression alone in the United States was estimated at $326.2 billion for the year 2020.2 In addition, CNS drug development is costly (the cost of developing a new drug is typically US$10—15 billion3), with the lowest success rate of all other drug categories4.

Clinical use of BNA™ is currently offered on a cost-per-use basis; clinics can use established EEG reimbursement codes to perform a BNA™ assessment.

About the Proposed Transaction, Management and Organization

Under the terms of the merger agreement, each share of Firefly common stock issued and outstanding will be converted into common stock of WaveDancer based on a fixed exchange ratio, with any resulting fractional shares to be rounded to the nearest whole share. At the effective time of the merger, securityholders of Firefly will own approximately 92% of the combined company and securityholders of WaveDancer will own approximately 8% of the combined company, on a fully diluted basis. WaveDancer’s ownership may increase if it raises capital in excess of the minimum detailed in the Definitive Merger Agreement. The closing of the transaction is subject to customary closing conditions, including the effectiveness of the registration statement on Form S-4 to be filed by WaveDancer, and the receipt of required stockholder approvals from Firefly and WaveDancer stockholders.

Following the merger, WaveDancer, Inc. will be renamed “Firefly Neuroscience, Inc.” and the corporate headquarters will be located in Toronto, Ontario. The combined company’s Board of Directors after the Merger will consist of five members, one of whom will be designated by WaveDancer, and will continue to be chaired by Arun Menawat, Ph.D., who is currently CEO and Chairman of Profound Medical Corp. (“Profound”), a publicly traded, commercial-stage medical device company.

The combined company will be led by Jon Olsen, who joined Firefly as Chief Executive Officer in September 2020. Mr. Olsen has an accomplished history of executive management success in the global medical technology industry, building out commercial capabilities, leading marketing and sales teams, planning and executing transformative organizational changes, and cultivating strong thought leader relationships across multiple specialties. His 25 years of healthcare experience includes progressive leadership positions at two of the world’s leading global medical technology companies, Smith & Nephew and Medtronic.

“We are thrilled that Jon has agreed to lead the combined company,” said Dr. Menawat. “It has already been captivating to watch the scale, scope and speed with which leading clinicians and drug developers have begun to show interest in BNA™, and Jon’s extensive and demonstrable record of accomplishment in helping to commercialize new medical technologies will continue to be invaluable as we execute the next stages of our growth strategy.”

The transaction has been approved by the Board of Directors of both companies and is expected to close in Q1 2024, subject to customary closing conditions, including the approvals by the stockholders of each company. WaveDancer’s operating subsidiary Tellenger, Inc., a provider of modernization services to the federal government, will be divested through a transaction closing simultaneous to the Firefly merger.

B. Riley Securities is serving as advisor and Greenberg Traurig, LLP is serving as legal counsel to WaveDancer. Haynes and Boone, LLP is serving as legal counsel to Firefly.

References:

1.

Alivation Health. (2023). Improving Patient Outcomes in Psychiatric Care by Objectively Addressing Cognitive Functional Impairment [White Paper]. Retrieved August 23, 2023, from https://www.linkedin.com/feed/update/urn:li:activity:7098357195787927552/.

2.

Greenberg, P. E., Fournier, A.-A., Sisitsky, T., Simes, M., Berman, R., Koenigsberg, S. H., & Kessler, R. C. (2021). The economic burden of adults with major depressive disorder in the United States (2010 and 2018). PharmacoEconomics, 39(6), 653–665. https://doi.org/10.1007/s40273-021-01019-4

3.	Rabiner, E. (2019, May 30). Advances in CNS drug development. Research Outreach. https://researchoutreach.org/articles/cns-drug-development/
4.

Gribkoff, V. K., & Kaczmarek, L. K. (2017). The need for new approaches in CNS drug discovery: Why drugs have failed, and what can be done to improve outcomes. Neuropharmacology, 120, 11-19. https://www.sciencedirect.com/science/article/abs/pii/S0028390816300934

About WaveDancer

WaveDancer, based in Fairfax, VA, has been servicing federal and commercial customers since 1979. WaveDancer is in the business of developing and maintaining information technology (“IT”) systems, modernizing client information systems, and performing other IT-related professional services to government and commercial organizations. https://wavedancer.com/

About Firefly Neuroscience

Firefly is a pioneering AI company developing innovative neuroscientific solutions that improve outcomes for patients with mental illnesses and neurological disorders. BNATM is a scalable cloud-based platform built on the company's extensive proprietary database of standardized, high-definition EEG recordings, including behavioral data. Firefly's biomarker discovery AI platform further exploits the database to discover useful biomarkers for clinicians and pharmaceutical companies. With a focus on developing state-of-the-art technologies that bridge the gap between neuroscience and clinical practice, Firefly is dedicated to transforming brain health by advancing diagnostic and treatment approaches. https://fireflyneuro.com/

Forward-Looking Statements

Certain statements in this press release and the information incorporated herein by reference may constitute “forward-looking statements” for purposes of the federal securities laws concerning WaveDancer, Firefly, the proposed transaction, and other matters. These forward-looking statements include express or implied statements relating to WaveDancer’s management team’s expectations, hopes, beliefs, intentions, or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting WaveDancer, Firefly or the proposed transaction will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond WaveDancer’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the conditions to the closing of the proposed transaction are not satisfied, including the failure to obtain stockholder approval for the transaction; uncertainties as to the timing of the consummation of the proposed transaction and the ability of each of WaveDancer and Firefly to consummate the proposed transaction; risks related to WaveDancer’s continued listing on the Nasdaq Stock Market until closing of the proposed transaction; risks related to WaveDancer’s and Firefly’s ability to correctly estimate their respective operating expenses and expenses associated with the proposed transaction, as well as uncertainties regarding the impact any delay in the closing would have on the anticipated cash resources of the combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the merger on WaveDancer’s or Firefly’s business relationships, operating results and business generally; costs related to the merger; the outcome of any legal proceedings that may be instituted against WaveDancer, Firefly or any of their respective directors or officers related to the merger agreement or the proposed transactions contemplated thereby; the ability of WaveDancer or Firefly to protect their respective intellectual property rights; competitive responses to the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; and legislative, regulatory, political and economic developments; and those factors described under the heading “Risk Factors” in the WaveDancer’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), as well as discussions of potential risks, uncertainties, and other important factors included in later filings, including any Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and those factors to be included under the heading “Risk Factors” in the registration statement on Form S-4 to be filed by WaveDancer with the SEC. Should one or more of these risks or uncertainties materialize, or should any of WaveDancer’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. It is not possible to predict or identify all such risks. Forward-looking statements included in this press release only speak as of the date they are made, and neither WaveDancer nor Firefly undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

No Offer or Solicitation

This press release is not intended to and does not constitute a proxy statement or an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Important Additional Information Will be Filed with the SEC

In connection with the proposed transaction between WaveDancer and Firefly, WaveDancer intends to file relevant materials with the SEC, including a registration statement on Form S-4 that will contain a proxy statement/prospectus pertaining to WaveDancer and Firefly. WAVEDANCER URGES INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WAVEDANCER, FIREFLY, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed by WaveDancer with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders should note that WaveDancer communicates with investors and the public using its website (https://WaveDancer.com) and its investor relations website (https://ir.WaveDancer.com), where anyone will be able to obtain free copies of the proxy statement/prospectus and other documents filed by WaveDancer with the SEC and stockholders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

Participants in the Solicitation

WaveDancer, Firefly, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about WaveDancer’s directors and executive officers is included in WaveDancer’s most recent Annual Report on Form 10-K, including any information incorporated therein by reference, as filed with the SEC. Additional information regarding these persons and their interests in the proposed transaction will be included in the proxy statement/prospectus relating to the proposed transaction when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Contact Information

WaveDancer

Tim Hannon, CFO
Investors@WaveDancer.com

Firefly

Stephen Kilmer, Investor Relations
(646) 274-3580

stephen@kilmerlucas.com